UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 22, 2006

MORGAN BEAUMONT, INC.

(Exact name of Registrant as specified in charter)

NEVADA	000-33389	65-1071956
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6015 31st Street East, Bradenton, FL 34203

(Address of principal executive offices)

Registrant's Telephone Number, Including Area Code: 941-753-2875

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registration under any of the following provisions (see General Instructions A.2. below):

☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(cf) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Report.

On August 22, 2006, we filed our quarterly report on Form 10-QSB, for the period ended June 30, 2006, with the SEC. We concluded on August 22, 2006 that June 30, 2006 financials statements attached thereto covering that quarterly and nine month period should not be relied upon because of an error in such financial statements as addressed in Accounting Principles Board Opinion No. 20, relating to our reporting of the derivative financial instruments made on the Consolidated Balance Sheet, Consolidated Statements of Operations, Consolidated Statements of Cash Flows, Notes to Consolidated Financial Statements and Management's Discussion and Analysis or Plan of Operations included in our 10-QSB. At the time of filing on

August 22, 2006, our accountants had not completed their review of the June 30, 2006 financials statements. We intend to file our amendment to this 10-QSB with the SEC on August 23, 2006.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MORGAN BEAUMONT, INC.

By:	/s/ Clifford Wildes
Print:	Clifford Wildes
Title:	CEO, Treasurer and Director
Dated:	August 23, 2006

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